                        ANNUAL REPORT / OCTOBER 31, 2001

                           AIM AGGRESSIVE GROWTH FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                   SUNFLOWERS IN THE FIELD BY ERIC ISENBURGER

 SUNFLOWERS ARE AMONG THE FASTEST-GROWING PLANTS IN THE BOTANICAL KINGDOM. THEY

 COME IN MANY VARIETIES AND FLOURISH IN A WIDE RANGE OF SOILS AND CLIMATES. WE

 BELIEVE THE DYNAMIC SUNFLOWER REFLECTS THE ATTRIBUTES OF THE DIVERSE, RAPIDLY

  GROWING AND FUNDAMENTALLY STRONG COMPANIES WE SEEK TO OWN IN AIM AGGRESSIVE

                                  GROWTH FUND.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Aggressive Growth Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o Had fees and expenses for Class A shares not been waived in the past, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o Investing in small and mid-size companies may involve greater risk and potential reward than investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds while the unmanaged Lipper Mid-Cap Value Fund Index represents an average of the performance of the 30 largest mid-cap value funds, tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market- value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
o The unmanaged Standard & Poor's Composite Index of 500 stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           We understand how challenging the fiscal year covered by
ROBERT H.           this report--October 31, 2000, to October 31, 2001--has
GRAHAM]             been. Even before September's terrorist attacks, the
                    slowdown in the economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P
                    500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World
                    Index declined 25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                         As usually occurs during difficult stock markets,
                    fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                    14.56% for the year.
                         To give you some idea of how harsh the equity
                    environment has been, for major domestic and global
benchmarks--the S&P 500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
After two years of very strong double-digit returns, in this difficult environment, your fund produced disappointing results. For example, Class A shares of AIM Aggressive Growth Fund dropped 40.51% at net asset value during the fiscal year. However, this was comparable to the return of similar funds included in the Lipper Mid-Cap Growth Fund Index, which returned -40.73% over the period. It is worth noting that this was only the fourth fiscal year in your fund's history with a negative total return.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

MARKETS, ECONOMY STRUGGLE FOLLOWING TERRORIST ATTACKS

MID-CAP GROWTH STOCKS ENDURED AN ABYSMAL YEAR. HOW DID AIM AGGRESSIVE GROWTH FUND PERFORM?

Even before the terrorist attacks of September 11, mid-cap growth stocks were in the grip of a severe bear market--a trend that hurt the fund's performance. Excluding sales charges, total returns for Class A, Class B and Class C shares were -40.51%, -40.90% and -40.86%, respectively, for the fiscal year ended October 31, 2001. These returns were in line with those of other funds that invest in mid-cap growth stocks. Over the same period, the Lipper Mid-Cap Growth Fund Index returned -40.73%.
    The fund rebound sharply as the fiscal year ended. From the market low on September 21 through the end of the fiscal year, the fund posted returns (excluding sales charges) of 11.43% for Class A shares and 11.48% for Class B and Class C shares.
    Despite the terrible market environment for mid-cap growth stocks, the fund's long-term performance remains solid, as illustrated by the chart found later in this report.

WHAT WERE SOME OF THE MAJOR TRENDS IN THE STOCK MARKET?
The September terrorist attacks in New York and in the Washington, D.C., area compounded an already difficult situation for the stock market and the economy. Even before the attacks, major market indexes had been declining for more than a year. Concern over deteriorating corporate earnings, a slowing economy and rising unemployment caused major stock market indexes to drop. Company after company reported declining earnings as formerly robust economic expansion ground to a halt, and the possibility of a recession loomed.
    Following the attacks, stock markets were closed for nearly a week--the longest suspension of trading activity since the Great Depression of the 1930s. After markets reopened on September 17, the Dow experienced its worst week in more than 60 years, losing more than 14% of its value in just five days. Markets, however, recouped some of their losses in October as the Federal Reserve Board (the Fed) approved its ninth interest rate cut of 2001, reducing the key federal funds rate to 2.5%--its lowest level since 1962. Additionally, the United States and its allies took military action against terrorist positions in Afghanistan. Still, the threat of terrorism, particularly in its biological form, remained very real, causing markets to remain volatile as the fiscal year ended.
    For most of the reporting period, value stocks outperformed growth stocks as investors sought attractively priced issues. Still, value stocks sustained losses, as the Lipper Mid-Cap Value Index registered a return of -2.37% for the fiscal year ended October 31. The fiscal year was the worst for growth stocks since the aftermath of the market crash of 1929 and the bear market of 1973-74. Buoyed by Fed rate cuts, which had the potential to boost corporate profitability, growth stocks rallied in April and again in October.

HOW DID YOU MANAGE THE FUND?
While maintaining our investment strategy, which focuses on a bottom-up analysis of individual companies, we diversified the fund's holdings over several sectors rather than concentrating our stock selections in one particular sector. While nearly every market sector sustained losses during the fiscal year, some were more drastically affected than others. For example, information technology stocks, which are especially sensitive to economic slowdowns, were particularly hard hit, and the fund's

FUND AT A GLANCE

                  AIM Aggressive Growth Fund seeks aggressive growth of capital by investing in a portfolio consisting primarily of small and mid-size company stocks which management believes will have earnings growth in excess of the general economy.


                  INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)
                  o Offers risk-tolerant investors the potential for long-term capital from the stocks of promising growth companies
                  o Seeks to optimize the full growth potential of certain stocks by holding them for longer durations

                             (Detail of Cover Image)

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets


===========================================================================================
TOP 10 HOLDINGS                              TOP 10 industries
-------------------------------------------------------------------------------------------
 1. Tetra Tech, Inc.                   2.1%   1. Health Care Distributors & Services   8.7%

 2. First Health Group Corp.           1.9    2. Application Software                  6.8

 3. Robert Half International Inc.     1.8    3. Semiconductors                        6.6

 4. SunGard Data Systems Inc.          1.7    4. Diversified Commercial Services       4.8

 5. Henry (Jack) & Associates, Inc.    1.7    5. Diversified Financial Services        4.2

 6. Investment Technology Group, Inc.  1.7    6. Telecommunications Equipment          3.9

 7. Venator Group, Inc.                1.5    7. Specialty Stores                      3.9

 8. Jacobs Engineering Group Inc.      1.5    8. IT Consulting & Services              3.7

 9. Express Scripts, Inc.              1.4    9. Oil & Gas Equipment & Services        3.6

10. Apollo Group, Inc.-Class A         1.4   10. Health Care Facilities                3.5

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

===========================================================================================

heavy weighting in this sector at the outset of the reporting period hurt its performance. During the fiscal year, we significantly reduced the fund's exposure to information technology stocks from about one half to a little more than a quarter of the fund's holdings. At the same time, we significantly increased the fund's holdings in the industrial, financial and health care sectors.
    Within the consumer-discretionary sector, we shifted assets from retail apparel stocks into service-oriented companies, such as restaurants. Immediately after the terrorist attacks, restaurant patronage declined, but it has picked up recently as Americans return to their normal routines.
    We also put more of an emphasis on "core growth" holdings in the portfolio. Core growth holdings--the stocks of well-established companies with long-term records of above-average earnings growth--can reduce volatility as their values tend to be more stable during periods of economic uncertainty.
    As of October 31, the fund had 142 holdings, with mid- and small-cap stocks making up nearly the fund's entire portfolio.

WHAT WERE SOME OF THE LEADING STOCKS IN THE PORTFOLIO?
o Tetra Tech is an environmental-management, consulting and technical services firm that focuses on resource management, telecommunications and infrastructure.
o First Health Group operates a preferred provider organization (PPO) that targets large companies with operations in several locations throughout the United States.
o Robert Half International provides accounting and financial services staffing on a permanent and temporary basis. o SunGard Data Systems provides investment-support systems that process over-the-counter stock transactions.
o Jack Henry & Associates provides integrated hardware and software systems that automate transaction and data-processing activities for smaller banks.
o Investment Technology Group provides automated equity trading services to institutional investors and brokers.
o Jacobs Engineering provides a construction-related services to a wide range of industries, including aerospace and defense.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE FISCAL YEAR?
At the close of the fiscal year, the situation was uncertain for markets and the economy. The nation's gross domestic product (GDP) contracted at a 1.1% annual rate in the third quarter of 2001. The nations unemployment rate rose from 4.9% in September to 5.4% in October, as companies cut more than 400,000 jobs in October--the most in 21 years. Concerns about the economy and the continued threat of terrorism eroded consumer confidence, which plummeted following the attacks.
    Still, there were positive signs. Congress and the White House were working on an economic stimulus package, and the Fed was maintaining a bias toward cutting interest rates. Steps had been taken to combat terrorism at home and abroad. Inflation remained low and oil prices were dropping, reducing fuel costs for corporations and consumers. Moreover, stocks were favorably priced, and there was a considerable amount of cash in lower-returning money market accounts that could potentially be deployed back into equities.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges
================================================================================
CLASS A SHARES
 Inception (5/1/84)          12.78%
 10 Years                    13.77
  5 Years                     2.61
  1 Year                    -43.77

CLASS B SHARES
 Inception (3/1/99)           2.82%
  1 Year                    -43.23

CLASS C SHARES
 Inception (3/1/99)           3.65%
  1 Year                    -41.32

In addition to returns as of the close of the fiscal year period, industry regulations require us to provide average annual total returns (including sales charges) as of 9/30/01, the most recent calendar quarter end, which were: Class A shares, one year, -49.11%; five years, 0.42%; 10 years, 13.54%; inception (5/1/84), 12.54% Class B shares, one year, -48.66%; inception (3/1/99), 1.05%.
Class C shares, one year, -46.93%; inception (3/1/99), 1.90%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
5/1/84-10/31/01
(HYPO CHART)

================================================================================
         AIM AGGRESSIVE
         GROWTH CLASS A     RUSSELL 2500
5/84      9,450                 10,000
10/84     9,584.4               10,391.3
10/85     10,679.8              12,368.4
10/86     12,467.4              15,868.1
10/87     10,038.3              14,272.3
10/88     12,099.3              18,022
10/89     14,279.6              21,323.3
10/90     11,410.3              16,220
10/91     21,333                25,567.7
10/92     23,381.9              28,405.9
10/93     35,284.8              36,309.8
10/94     41,974.4              36,974.1
10/95     59,376.6              44,872.7
10/96     68,137.8              53,298.3
10/97     79,961.8              68,821.1
10/98     66,885.4              63,522.5
10/99     93,434                74,948.8
10/00    137,878                92,392.8
10/01     82,020                81,147.4

                                                            Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

================================================================================
The chart above compares AIM Aggressive Growth Fund, Class A shares, to a benchmark index. It is intended to give you a general idea of how your fund performed compared to these indexes over the period 5/1/84-10/31/01. (Data for the index are for the period 4/30/84-10/31/01.) It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Russell 2500 Index. Market indexes such as the Russell 2500 are not managed and incur no sales, charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    Your fund's total return includes sales charges, expenses and management fees. Performance of the fund's Class A, Class B and Class C shares will differ due to different sales charges and class expenses. For fund performance calculations and descriptions of the indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table do not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares.
     Performance for the index does not reflect the effects of taxes either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                   [LOCK IMAGE]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," log in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                MARKET
                                                 SHARES         VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-97.33%

ADVERTISING-0.29%

Catalina Marketing Corp.(a)                       300,000   $    8,295,000
==========================================================================

AIR FREIGHT & COURIERS-0.23%

Expeditors International of Washington, Inc.      150,000        6,780,000
==========================================================================

APPAREL & ACCESSORIES-0.25%

Quicksilver, Inc.(a)                              556,100        7,323,837
==========================================================================

APPAREL RETAIL-2.21%

American Eagle Outfitters, Inc.(a)              1,041,800       28,545,320
--------------------------------------------------------------------------
Genesco, Inc.(a)                                  500,000        9,125,000
--------------------------------------------------------------------------
Too Inc.(a)                                     1,000,000       26,610,000
==========================================================================
                                                                64,280,320
==========================================================================

APPLICATION SOFTWARE-6.81%

Activision, Inc.(a)                               425,000       15,363,750
--------------------------------------------------------------------------
Aspen Technology, Inc.(a)                         500,000        6,625,000
--------------------------------------------------------------------------
Cerner Corp.(a)                                   500,000       26,875,000
--------------------------------------------------------------------------
Citrix Systems, Inc.(a)                           667,200       15,612,480
--------------------------------------------------------------------------
Compuware Corp.(a)                              1,000,000       10,280,000
--------------------------------------------------------------------------
Electronic Arts Inc.(a)                           325,000       16,724,500
--------------------------------------------------------------------------
Henry (Jack) & Associates, Inc.                 2,000,000       49,320,000
--------------------------------------------------------------------------
Kronos, Inc.(a)                                   400,000       22,956,000
--------------------------------------------------------------------------
National Instruments Corp.(a)                     500,000       14,405,000
--------------------------------------------------------------------------
NetIQ Corp.(a)                                    180,400        5,078,260
--------------------------------------------------------------------------
Secure Computing Corp.(a)                         900,000       14,715,000
==========================================================================
                                                               197,954,990
==========================================================================

AUTO PARTS & EQUIPMENT-0.74%

Gentex Corp.(a)                                   900,000       21,420,000
==========================================================================

BANKS-2.68%

Investors Financial Services Corp.                750,000       39,675,000
--------------------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)              816,400       23,422,516
--------------------------------------------------------------------------
TCF Financial Corp.                               350,000       14,700,000
==========================================================================
                                                                77,797,516
==========================================================================

BIOTECHNOLOGY-0.70%

Invitrogen Corp.(a)                               200,000       12,268,000
--------------------------------------------------------------------------
Techne Corp.(a)                                   269,000        8,107,660
==========================================================================
                                                                20,375,660
==========================================================================

BROADCASTING & CABLE TV-0.56%

Hispanic Broadcasting Corp.(a)                    500,000        8,380,000
--------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          313,600        7,840,000
==========================================================================
                                                                16,220,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

BUILDING PRODUCTS-0.31%

Simpson Manufacturing Co., Inc.(a)                178,000   $    9,149,200
==========================================================================

CASINOS & GAMING-0.61%

International Game Technology(a)                  350,000       17,867,500
==========================================================================

COMPUTER & ELECTRONICS RETAIL-1.11%

CDW Computer Centers, Inc.(a)                     700,000       32,235,000
==========================================================================

CONSTRUCTION & ENGINEERING-3.22%

Insituform Technologies, Inc.-Class A(a)          875,000       16,765,000
--------------------------------------------------------------------------
Jacobs Engineering Group Inc.(a)                  650,000       42,601,000
--------------------------------------------------------------------------
Shaw Group Inc. (The)(a)                        1,250,000       34,375,000
==========================================================================
                                                                93,741,000
==========================================================================

CONSUMER FINANCE-1.09%

AmeriCredit Corp.(a)                              700,000       10,850,000
--------------------------------------------------------------------------
Countrywide Credit Industries, Inc.               300,000       11,979,000
--------------------------------------------------------------------------
Doral Financial Corp.                             250,000        8,717,500
==========================================================================
                                                                31,546,500
==========================================================================

DATA PROCESSING SERVICES-2.89%

Concord EFS, Inc.(a)                            1,000,000       27,370,000
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   750,000       27,892,500
--------------------------------------------------------------------------
Paychex, Inc.                                     900,000       28,854,000
==========================================================================
                                                                84,116,500
==========================================================================

DEPARTMENT STORES-0.57%

Kohl's Corp.(a)                                   300,000       16,683,000
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.77%

Apollo Group, Inc.-Class A(a)                   1,000,000       40,650,000
--------------------------------------------------------------------------
Cintas Corp.                                      175,000        7,073,500
--------------------------------------------------------------------------
DeVry, Inc.(a)                                  1,000,000       26,950,000
--------------------------------------------------------------------------
DiamondCluster International, Inc.-Class A(a)   1,000,000       10,300,000
--------------------------------------------------------------------------
IMS Health Inc.                                 1,000,000       21,370,000
--------------------------------------------------------------------------
Iron Mountain Inc.(a)                             825,000       32,216,250
==========================================================================
                                                               138,559,750
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-4.22%

Affiliated Managers Group, Inc.(a)                500,000       30,850,000
--------------------------------------------------------------------------
Eaton Vance Corp.                                 750,000       21,075,000
--------------------------------------------------------------------------
Federated Investors, Inc.-Class B                 500,000       13,050,000
--------------------------------------------------------------------------
Legg Mason, Inc.                                  400,000       16,844,000
--------------------------------------------------------------------------
SEI Investments Co.                               500,000       15,375,000
--------------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A          1,000,000       25,490,000
==========================================================================
                                                               122,684,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

ELECTRONIC EQUIPMENT &
  INSTRUMENTS-2.93%

Jabil Circuit, Inc.(a)                            600,000   $   12,720,000
--------------------------------------------------------------------------
PerkinElmer, Inc.                                 525,000       14,127,750
--------------------------------------------------------------------------
Plexus Corp.(a)                                   500,000       12,500,000
--------------------------------------------------------------------------
Tektronix, Inc.(a)                                750,000       14,775,000
--------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                   412,700        7,787,649
--------------------------------------------------------------------------
Waters Corp.(a)                                   659,900       23,419,851
==========================================================================
                                                                85,330,250
==========================================================================

EMPLOYMENT SERVICES-2.26%

Administaff, Inc.(a)                              287,800        6,472,622
--------------------------------------------------------------------------
Hall, Kinion & Associates, Inc.(a)(b)           1,000,000        5,090,000
--------------------------------------------------------------------------
On Assignment, Inc.(a)                            167,400        2,713,554
--------------------------------------------------------------------------
Robert Half International Inc.(a)               2,500,000       51,575,000
==========================================================================
                                                                65,851,176
==========================================================================

ENVIRONMENTAL SERVICES-2.14%

Tetra Tech, Inc.(a)(b)                          2,400,000       62,112,000
==========================================================================

FOOTWEAR-0.62%

Vans, Inc.(a)(b)                                1,250,000       17,950,000
==========================================================================

GAS UTILITIES-1.11%

Kinder Morgan, Inc.                               650,000       32,259,500
==========================================================================

GENERAL MERCHANDISE STORES-1.12%

BJ's Wholesale Club, Inc.(a)                      500,000       25,385,000
--------------------------------------------------------------------------
99 Cents Only Stores(a)                           200,400        7,124,220
==========================================================================
                                                                32,509,220
==========================================================================

HEALTH CARE DISTRIBUTORS &
  SERVICES-8.68%

AdvancePCS(a)                                     300,000       18,231,000
--------------------------------------------------------------------------
AmerisourceBergen Corp.                           300,000       19,068,000
--------------------------------------------------------------------------
Apria Healthcare Group Inc.(a)                  1,400,000       32,200,000
--------------------------------------------------------------------------
Express Scripts, Inc.(a)                        1,000,000       40,940,000
--------------------------------------------------------------------------
Henry Schein, Inc.(a)                             400,000       13,500,000
--------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           300,000       25,860,000
--------------------------------------------------------------------------
Lincare Holdings Inc.(a)                        1,200,000       30,840,000
--------------------------------------------------------------------------
McKesson Corp.                                    706,000       26,114,940
--------------------------------------------------------------------------
Patterson Dental Co.(a)                           450,000       17,100,000
--------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         438,100       28,642,978
==========================================================================
                                                               252,496,918
==========================================================================

HEALTH CARE EQUIPMENT-1.37%

Cytyc Corp.(a)                                    750,000       19,665,000
--------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   300,000       20,130,000
==========================================================================
                                                                39,795,000
==========================================================================

HEALTH CARE FACILITIES-3.49%

Community Health Systems, Inc.(a)                 128,100        3,132,045
--------------------------------------------------------------------------
Health Management Associates, Inc.-Class A(a)   1,450,000       28,260,500
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
HEALTH CARE FACILITIES-(CONTINUED)

LifePoint Hospitals, Inc.(a)                      631,700   $   19,696,406
--------------------------------------------------------------------------
Province Healthcare Co.(a)                        640,700       17,651,285
--------------------------------------------------------------------------
RehabCare Group, Inc.(a)                          645,400       16,393,160
--------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          601,900       16,191,110
==========================================================================
                                                               101,324,506
==========================================================================

INDUSTRIAL MACHINERY-0.25%

Danaher Corp.                                     130,000        7,246,200
==========================================================================

INSURANCE BROKERS-0.83%

Brown & Brown                                     164,900        9,465,260
--------------------------------------------------------------------------
Gallagher (Arthur J.) & Co.                       400,000       14,616,000
==========================================================================
                                                                24,081,260
==========================================================================

INTERNET SOFTWARE & SERVICES-0.93%

SmartForce Public Ltd. Co.-ADR(a)                 350,000        5,761,000
--------------------------------------------------------------------------
SonicWALL, Inc.(a)                              1,500,000       21,300,000
==========================================================================
                                                                27,061,000
==========================================================================

IT CONSULTING & SERVICES-3.65%

Investment Technology Group, Inc.(a)              750,000       48,307,500
--------------------------------------------------------------------------
Keane, Inc.(a)                                    525,000        7,434,000
--------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                    2,000,000       50,400,000
==========================================================================
                                                               106,141,500
==========================================================================

LIFE & HEALTH INSURANCE-0.23%

Nationwide Financial Services, Inc.-Class A       200,000        6,804,000
==========================================================================

MANAGED HEALTH CARE-1.86%

First Health Group Corp.(a)                     2,000,000       54,000,000
==========================================================================

MOVIES & ENTERTAINMENT-0.34%

Macrovision Corp.(a)                              400,000        9,844,000
==========================================================================

MULTI-LINE INSURANCE-1.18%

HCC Insurance Holdings, Inc.                    1,250,000       34,362,500
==========================================================================

NETWORKING EQUIPMENT-0.30%

Brocade Communications Systems, Inc.(a)           350,000        8,592,500
==========================================================================

OIL & GAS DRILLING-2.60%

Cooper Cameron Corp.(a)                           500,000       19,500,000
--------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                   1,500,000       27,030,000
--------------------------------------------------------------------------
Pride International, Inc.(a)                    2,250,000       28,935,000
==========================================================================
                                                                75,465,000
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-3.61%

Cal Dive International, Inc.(a)                 1,000,000       20,890,000
--------------------------------------------------------------------------
Core Laboratories N.V. (Netherlands)(a)           900,000       14,670,000
--------------------------------------------------------------------------
Hanover Compressor Co.(a)                       1,300,000       35,854,000
--------------------------------------------------------------------------
National-Oilwell, Inc.(a)                       1,000,000       18,520,000
--------------------------------------------------------------------------
Varco International, Inc.(a)                    1,000,000       15,000,000
==========================================================================
                                                               104,934,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

OIL & GAS EXPLORATION &
  PRODUCTION-0.60%

Newfield Exploration Co.(a)                       500,000   $   17,405,000
==========================================================================

PHARMACEUTICALS-1.30%

CIMA Labs Inc.(a)                                 300,000       16,215,000
--------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)           375,000       21,633,750
==========================================================================
                                                                37,848,750
==========================================================================

PROPERTY & CASUALTY INSURANCE-0.52%

ACE Ltd. (Bermuda)                                425,000       14,981,250
==========================================================================

RESTAURANTS-3.44%

CBRL Group, Inc.                                1,000,000       25,110,000
--------------------------------------------------------------------------
CEC Entertainment Inc.(a)                         380,000       14,721,200
--------------------------------------------------------------------------
Sonic Corp.(a)                                  1,000,000       33,510,000
--------------------------------------------------------------------------
Starbucks Corp.(a)                              1,564,500       26,784,240
==========================================================================
                                                               100,125,440
==========================================================================

SEMICONDUCTOR EQUIPMENT-1.36%

Axcelis Technologies, Inc.(a)                     750,000        9,832,500
--------------------------------------------------------------------------
EMCORE Corp.(a)                                   221,600        2,473,056
--------------------------------------------------------------------------
Lam Research Corp.(a)                             400,000        7,584,000
--------------------------------------------------------------------------
LTX Corp.(a)                                      650,000       10,699,000
--------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                         300,000        9,012,000
==========================================================================
                                                                39,600,556
==========================================================================

SEMICONDUCTORS-6.56%

Alpha Industries, Inc.(a)                       1,100,000       25,608,000
--------------------------------------------------------------------------
Applied Micro Circuits Corp.(a)                 1,600,000       17,648,000
--------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         675,000       23,226,750
--------------------------------------------------------------------------
Cree, Inc.(a)                                     400,000        7,180,000
--------------------------------------------------------------------------
Intersil Corp.-Class A(a)                         500,000       16,375,000
--------------------------------------------------------------------------
Micrel, Inc.(a)                                   500,000       12,575,000
--------------------------------------------------------------------------
Microchip Technology Inc.(a)                    1,000,000       31,220,000
--------------------------------------------------------------------------
QLogic Corp.(a)                                   500,000       19,675,000
--------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                         625,000       12,775,000
--------------------------------------------------------------------------
Semtech Corp.(a)                                  650,000       24,537,500
==========================================================================
                                                               190,820,250
==========================================================================

SPECIALTY CHEMICALS-1.25%

OM Group, Inc.                                    600,000       36,330,000
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

SPECIALTY STORES-3.85%

AutoZone, Inc.(a)                                 200,000   $   11,706,000
--------------------------------------------------------------------------
Barnes & Noble, Inc.(a)                           750,000       27,562,500
--------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                         850,000       21,301,000
--------------------------------------------------------------------------
Venator Group, Inc.(a)                          3,000,000       43,500,000
--------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          300,000        7,770,000
==========================================================================
                                                               111,839,500
==========================================================================

TELECOMMUNICATIONS EQUIPMENT-3.91%

Anaren Microwave, Inc.(a)                         899,900       13,759,471
--------------------------------------------------------------------------
CommScope, Inc.(a)                                750,000       14,662,500
--------------------------------------------------------------------------
Comverse Technology, Inc.(a)                      500,000        9,405,000
--------------------------------------------------------------------------
Polycom, Inc.(a)                                1,000,000       29,980,000
--------------------------------------------------------------------------
Scientific-Atlanta, Inc.                          850,000       17,739,500
--------------------------------------------------------------------------
UTStarcom, Inc.(a)                              1,200,000       28,176,000
==========================================================================
                                                               113,722,471
==========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.61%

Fastenal Co.                                      300,000       17,715,000
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.17%

AirGate PCS, Inc.(a)                              500,000       25,730,000
--------------------------------------------------------------------------
American Tower Corp.-Class A(a)                   750,000        8,265,000
==========================================================================
                                                                33,995,000
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,753,858,690)                        2,829,573,520
==========================================================================

MONEY MARKET FUNDS-2.85%

STIC Liquid Assets Portfolio(c)                41,476,328       41,476,328
--------------------------------------------------------------------------
STIC Prime Portfolio(c)                        41,476,328       41,476,328
==========================================================================
    Total Money Market Funds (Cost
      $82,952,656)                                              82,952,656
==========================================================================
TOTAL INVESTMENTS-100.18% (Cost
  $2,836,811,346)                                            2,912,526,176
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.18%)                           (5,176,212)
==========================================================================
NET ASSETS-100.00%                                          $2,907,349,964
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of affiliated issuers as of 10/31/01 was $85,152,000 which represented 2.93% of the Fund's net assets.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $2,836,811,346)*                             $2,912,526,176
-------------------------------------------------------------
Receivables for:
  Investments sold                                 23,258,480
-------------------------------------------------------------
  Fund shares sold                                  2,402,147
-------------------------------------------------------------
  Dividends                                           632,352
-------------------------------------------------------------
Investment for deferred compensation plan              95,160
-------------------------------------------------------------
Collateral for securities loaned                  311,796,716
-------------------------------------------------------------
Other assets                                           35,695
=============================================================
    Total assets                                3,250,746,726
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            22,981,404
-------------------------------------------------------------
  Fund shares reacquired                            6,493,242
-------------------------------------------------------------
  Deferred compensation plan                           95,160
-------------------------------------------------------------
  Collateral upon return of securities loaned     311,796,716
-------------------------------------------------------------
Accrued distribution fees                           1,282,229
-------------------------------------------------------------
Accrued trustees' fees                                  2,881
-------------------------------------------------------------
Accrued transfer agent fees                           583,308
-------------------------------------------------------------
Accrued operating expenses                            161,822
=============================================================
    Total liabilities                             343,396,762
=============================================================
Net assets applicable to shares outstanding    $2,907,349,964
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $2,516,406,835
_____________________________________________________________
=============================================================
Class B                                        $  294,303,205
_____________________________________________________________
=============================================================
Class C                                        $   96,639,924
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           289,826,192
_____________________________________________________________
=============================================================
Class B                                            34,843,023
_____________________________________________________________
=============================================================
Class C                                            11,442,349
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                    $         8.68
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.68 divided by
      94.50%)                                  $         9.19
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $         8.45
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $         8.45
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $309,207,982 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends from affiliated money market funds  $     6,721,845
-------------------------------------------------------------
Dividends                                           3,570,756
-------------------------------------------------------------
Interest                                               11,967
-------------------------------------------------------------
Security lending income                             4,106,821
=============================================================
    Total investment income                        14,411,389
=============================================================

EXPENSES:

Advisory fees                                      23,755,259
-------------------------------------------------------------
Administrative services fees                          276,738
-------------------------------------------------------------
Custodian fees                                        260,290
-------------------------------------------------------------
Distribution fees -- Class A                        8,262,356
-------------------------------------------------------------
Distribution fees -- Class B                        3,431,496
-------------------------------------------------------------
Distribution fees -- Class C                        1,107,492
-------------------------------------------------------------
Transfer agent fees -- Class A                      7,926,292
-------------------------------------------------------------
Transfer agent fees -- Class B                        857,333
-------------------------------------------------------------
Transfer agent fees -- Class C                        276,699
-------------------------------------------------------------
Trustees' fees                                         23,404
-------------------------------------------------------------
Total other expenses                                1,393,669
=============================================================
    Total expenses                                 47,571,028
=============================================================
Less: Fees waived                                      (7,508)
-------------------------------------------------------------
    Expenses paid indirectly                          (98,463)
=============================================================
    Net expenses                                   47,465,057
=============================================================
Net investment income (loss)                      (33,053,668)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from investment
  securities                                     (655,234,334)
=============================================================
Change in net unrealized appreciation
  (depreciation) of investment securities      (1,352,849,651)
=============================================================
Net gain (loss) from investment securities     (2,008,083,985)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(2,041,137,653)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001               2000
                                                              ---------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (33,053,668)   $  (34,890,410)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (655,234,334)      978,195,173
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (1,352,849,651)      362,410,770
===============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (2,041,137,653)    1,305,715,533
===============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (805,640,320)     (320,367,821)
-----------------------------------------------------------------------------------------------
  Class B                                                         (74,578,792)       (4,413,088)
-----------------------------------------------------------------------------------------------
  Class C                                                         (23,638,642)       (1,287,521)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         676,696,702       663,429,973
-----------------------------------------------------------------------------------------------
  Class B                                                         177,773,085       343,326,602
-----------------------------------------------------------------------------------------------
  Class C                                                          58,760,112       112,539,912
===============================================================================================
    Net increase (decrease) in net assets                      (2,031,765,508)    2,098,943,590
===============================================================================================

NET ASSETS:

  Beginning of year                                             4,939,115,472     2,840,171,882
===============================================================================================
  End of year                                                 $ 2,907,349,964    $4,939,115,472
_______________________________________________________________________________________________
===============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 3,487,258,638    $2,607,070,149
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (202,093)         (174,108)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   (655,421,411)      903,654,950
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities                 75,714,830     1,428,564,481
===============================================================================================
                                                              $ 2,907,349,964    $4,939,115,472
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. On October 31, 2001, undistributed net investment income was increased by $33,025,683, undistributed net realized gains increased by $15,727 and paid in capital decreased by $33,041,410 as a result of net operation loss reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The fund has a capital loss carryforward of $636,872,876 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $7,508.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $276,738 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $4,434,848 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $8,262,356, $3,431,496 and $1,107,492, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,095,640 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2001, AIM Distributors received $127,954 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $8,787 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $65,345 and reductions in custodian fees of $33,118 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $98,463.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
   At October 31, 2001, securities with an aggregate value of $309,207,982 were on loan to brokers. The loans were secured by cash collateral of $311,796,716 received by the Fund and invested in affiliated money market funds as follows:
$155,898,358 in STIC Liquid Assets Portfolio and $155,898,358 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $4,106,821 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $3,260,841,615 and $3,253,198,052, respectively.


The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of investment securities      $ 414,174,670
-----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (357,008,375)
=============================================================================
Net unrealized appreciation of investment securities            $  57,166,295
_____________________________________________________________________________
=============================================================================
Cost of investments for tax purposes is $2,855,359,881.


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                          2001                            2000*
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                                              -----------    -------------    -----------    --------------
Sold:
  Class A                                                      66,113,301    $ 764,231,772    204,998,037    $1,165,506,524
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      16,139,430      187,252,162     21,294,813       379,822,496
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       6,138,899       70,314,475      6,866,314       122,159,297
===========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      59,903,743      755,374,108      5,280,778       297,990,645
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       5,828,105       71,964,367         72,296         4,045,318
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,838,406       22,685,441         19,260         1,076,149
===========================================================================================================================
Reacquired:
  Class A                                                     (77,634,743)    (842,909,178)   (19,341,399)     (800,067,196)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,763,426)     (81,443,444)    (1,179,153)      (40,541,212)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,192,257)     (34,239,804)      (351,490)      (10,695,534)
===========================================================================================================================
                                                               67,371,458    $ 913,229,899    217,659,456    $1,119,296,487
___________________________________________________________________________________________________________________________
===========================================================================================================================

* Shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A(a)
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                               2001(b)         2000          1999          1998          1997
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    18.41    $    13.90    $    10.04    $    12.49    $    11.23
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.09)        (0.13)        (0.09)        (0.08)        (0.06)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (6.34)        11.08          4.05         (1.93)         1.90
================================================================================================================================
    Total from investment operations                               (6.43)        10.95          3.96         (2.01)         1.84
================================================================================================================================
Less distributions from net realized gains                         (3.30)        (6.44)        (0.10)        (0.44)        (0.58)
================================================================================================================================
Net asset value, end of period                                $     8.68    $    18.41    $    13.90    $    10.04    $    12.49
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                   (40.51)%       47.53%        39.73%       (16.36)%       17.35%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,516,407    $4,444,515    $2,808,451    $2,638,038    $3,864,257
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                             1.17%(d)      1.04%         1.09%         1.06%         1.06%
================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.79)%(d)    (0.77)%       (0.69)%       (0.64)%       (0.65)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                               89%           79%           75%           69%           73%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Per share information and distributions prior to April 30, 2001 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c)  Does not include sales charges.
(d)  Ratios are based on average daily net assets of $3,304,942,591.

                                                                                  CLASS B(a)
                                                               -------------------------------------------------
                                                                                              MARCH 1, 1999
                                                               YEAR ENDED OCTOBER 31,     (DATE SALES COMMENCED)
                                                               -----------------------        TO OCTOBER 31,
                                                                2001(b)        2000                1999
                                                               ---------     ---------    ----------------------
Net asset value, beginning of period                           $  18.12      $  13.81            $ 10.85
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.17)        (0.29)             (0.07)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (6.20)        11.04               3.03
================================================================================================================
    Total from investment operations                              (6.37)        10.75               2.96
================================================================================================================
Less distributions from net realized gains                        (3.30)        (6.44)                --
================================================================================================================
Net asset value, end of period                                 $   8.45      $  18.12            $ 13.81
________________________________________________________________________________________________________________
================================================================================================================
Total return(c)                                                  (40.90)%       46.29%             27.27%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $294,303      $374,010            $24,914
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets                            1.94%(d)      1.86%              2.08%(e)
================================================================================================================
Ratio of net investment income (loss) to average net assets       (1.55)%(d)    (1.59)%            (1.68)%(e)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                              89%           79%                75%
________________________________________________________________________________________________________________
================================================================================================================

(a) Per share information and distributions prior to April 30, 2001 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $343,149,601.
(e)  Annualized.

                                                                                  CLASS C(a)
                                                               -------------------------------------------------
                                                                                              MARCH 1, 1999
                                                               YEAR ENDED OCTOBER 31,     (DATE SALES COMMENCED)
                                                               -----------------------        TO OCTOBER 31,
                                                                2001(b)        2000                1999
                                                               ---------     ---------    ----------------------
Net asset value, beginning of period                           $  18.11      $  13.81             $10.85
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.17)        (0.29)             (0.07)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (6.19)        11.03               3.03
================================================================================================================
    Total from investment operations                              (6.36)        10.74               2.96
================================================================================================================
Less distributions from net realized gains                        (3.30)        (6.44)                --
================================================================================================================
Net asset value, end of period                                 $   8.45      $  18.11             $13.81
________________________________________________________________________________________________________________
================================================================================================================
Total return(c)                                                  (40.86)%       46.21%             27.27%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 96,640      $120,591             $6,807
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets                            1.94%(d)      1.86%              2.08%(e)
================================================================================================================
Ratio of net investment income (loss) to average net assets       (1.55)%(d)    (1.59)%            (1.68)%(e)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                              89%           79%                75%
________________________________________________________________________________________________________________
================================================================================================================

(a) Per share information and distributions prior to April 30, 2001 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $110,749,185.
(e)  Annualized.

AGGRESSIVE GROWTH FUND

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Aggressive Growth Fund And Board of Trustees of AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Aggressive Growth Fund (a portfolio AIM Equity Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2000, and the financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.
                         We conducted our audit in accordance with auditing
                       standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
                         In our opinion, the 2001 financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Aggressive Growth Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

AGGRESSIVE GROWTH FUND

BOARD OF TRUSTEES                                 OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                        11 Greenway Plaza
Chairman, President and                           Chairman and President                  Suite 100
Chief Executive Officer                                                                   Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Senior Vice President and Secretary     INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                         Gary T. Crum                            A I M Advisors, Inc.
                                                  Senior Vice President                   11 Greenway Plaza
Bruce L. Crockett                                                                         Suite 100
Director                                          Dana R. Sutton                          Houston, TX 77046
ACE Limited;                                      Vice President and Treasurer
Formerly Director, President, and                                                         TRANSFER AGENT
Chief Executive Officer                           Melville B. Cox
COMSAT Corporation                                Vice President                          A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Owen Daly II                                      Edgar M. Larsen                         Houston, TX 77210-4739
Formerly, Director                                Vice President
Cortland Trust, Inc.                                                                      CUSTODIAN
                                                  Mary J. Benson
Albert R. Dowden                                  Assistant Vice President and            State Street Bank and Trust Company
Chairman,                                         Assistant Treasurer                     225 Franklin Street
The Cortland Trust, Inc. and                                                              Boston, MA 02110
DHJ Media, Inc.; and                              Sheri Morris
Director, Magellan Insurance Company,             Assistant Vice President and            COUNSEL TO THE FUND
Formerly Director, President and                  Assistant Treasurer
Chief Executive Officer,                                                                  Ballard Spahr
Volvo Group North America, Inc.; and                                                      Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                                                           1735 Market Street
                                                                                          Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                            COUNSEL TO THE TRUSTEES
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                  Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                          919 Third Avenue
                                                                                          New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                                   DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                           A I M Distributors, Inc.
of the U.S. House of Representatives                                                      11 Greenway Plaza
                                                                                          Suite 100
Carl Frischling                                                                           Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                     AUDITORS

Prema Mathai-Davis                                                                        Ernst & Young LLP
Member, Visiting Committee,                                                               1221 McKinney, Suite 2400
Harvard University Graduate School                                                        Houston, TX 77010-2007
of Education, New School University,
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund distributed capital gains of $903,857,753 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term gain.

                               EQUITY FUNDS

   DOMESTIC EQUITY FUNDS        INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has provided leadership
                                                                            in the mutual fund industry since 1976 and managed
     MORE AGGRESSIVE                  MORE AGGRESSIVE                       approximately $141 billion in assets for 10.1 million
                                                                            shareholders, including individual investors,
AIM Small Cap Opportunities(1)    AIM Developing Markets                    corporate clients and Financial institutions, as of
AIM Mid Cap Opportunities(1)      AIM European Small Company                September 30, 2001.
AIM Large Cap Opportunities(1)    AIM Asian Growth                              The AIM Family of Funds--Registered Trademark--
AIM Emerging Growth               AIM International Emerging Growth         is distributed nationwide, and AIM today is the
AIM Small Cap Growth              AIM Global Aggressive Growth              tenth-largest mutual fund complex in the United
AIM Aggressive Growth             AIM European Development                  States in assets under management, according to
AIM Mid Cap Growth                AIM Euroland Growth                       Strategic Insight, an independent mutual fund
AIM Dent Demographic Trends       AIM International Equity                  monitor. AIM is a subsidiary of AMVESCAP PLC, one of
AIM Constellation                 AIM Global Growth                         the world's largest independent financial services
AIM Large Cap Growth              AIM Worldwide Spectrum                    companies with $361 billion in assets under
AIM Weingarten                    AIM Global Trends                         management as of September 30, 2001.
AIM Small Cap Equity              AIM International Value(3)
AIM Capital Development
AIM Charter                             MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)                   SECTOR EQUITY FUNDS
AIM Value II
AIM Value                               MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                   AIM New Technology
AIM Large Cap Basic Value         AIM Global Telecommunications and Technology
AIM Balanced                      AIM Global Energy(4)
AIM Basic Balanced                AIM Global Infrastructure
                                  AIM Global Financial Services
  MORE CONSERVATIVE               AIM Global Health Care
                                  AIM Global Utilities
                                  AIM Real Estate(5)

                                        MORE CONSERVATIVE

                              FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS         TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                   MORE AGGRESSIVE

AIM High Yield II             AIM High Income Municipal
AIM High Yield                AIM Municipal Bond
AIM Strategic Income          AIM Tax-Free Intermediate
AIM Income                    AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government              MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4)On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.


[DALBAR AWARD LOGO APPEARS HERE]                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       AGRO-AR-1

A I M DISTRIBUTORS, INC.